UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16

UNDER THE SECURITIES EXCHANGE ACT OF 1934

For the month of March 2026

Commission file number:

BROOKFIELD BUSINESS CORPORATION

(Exact name of Registrant as specified in its charter)

Brookfield Place
225 Liberty Street, 8th Floor

New York, NY 10281-1048

(Address of principal executive office)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☒      Form 40-F ☐

EXPLANATORY NOTE

Brookfield Business Corporation (formerly 1559985 B.C. Ltd.), a company incorporated under the laws of British Columbia, Canada (the “Corporation”), is filing this Report on Form 6-K using the EDGAR format type 8−K12G3 pursuant to Rule 12g-3(f) under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the March 27, 2026 closing of the reorganization pursuant to a court approved plan of arrangement under section 288 of the Business Corporations Act (British Columbia) (the “Arrangement”) of Brookfield Business Partners L.P. (“BBU”) and Brookfield Business Holdings Corporation (formerly Brookfield Business Corporation) (“Old BBUC”). In connection with the completion of the Arrangement, the Corporation was renamed Brookfield Business Corporation (the name of Old BBUC prior to the consummation of the Arrangement) and Old BBUC was renamed Brookfield Business Holdings Corporation.

On March 27, 2026, pursuant to the Arrangement, among other things, holders of BBU’s limited partnership units (“BBU Units”) and holders of Old BBUC’s class A exchangeable subordinate voting shares (the “Old BBUC Exchangeable Shares”) received class A subordinated voting shares of the Corporation (the “Corporation Class A Shares”) in exchange for their BBU Units and Old BBUC Exchangeable Shares on a one-for-one basis. The securities issued in connection with the Arrangement were exempt from registration under the U.S. Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof. Approximately 207 million Corporation Class A Shares were issued in connection with the Arrangement.

Prior to the Arrangement, each of BBU’s Units and Old BBUC’s Exchangeable Shares were registered under Section 12(b) of the Exchange Act and each of BBU and Old BBUC have historically filed periodic reports under the Exchange Act with the U.S. Securities and Exchange Commission (the “SEC”) under File No. 001-37775 (for BBU) and File No. 001-41313 (for Old BBUC).

Pursuant to Rule 12g-3(c) under the Exchange Act, the Corporation is the “successor issuer” to BBU and Old BBUC. The Corporation Class A Shares are deemed to be registered under Section 12(b) of the Exchange Act, and the Corporation is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Corporation hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. The Corporation understands that upon the furnishing of this Form 6-K under the EDGAR format type 8−K12G3 to the SEC, a new file number will be generated for the purpose of satisfying the Corporation reporting obligations under the Exchange Act.

It is anticipated that on March 31, 2026: (a) the BBU Units will be suspended from trading on the New York Stock Exchange (the “NYSE”); (b) the Old BBUC Exchangeable Shares will be suspended from trading on the NYSE; and (c) the Corporation Class A Shares will be listed and commence trading on the NYSE under the trading symbol “BBUC”.

The NYSE has informed BBU and Old BBUC that the NYSE will file with the SEC notifications on Form 25 to remove BBU Units and Old BBUC Exchangeable Shares from registration under Section 12(b) of the Exchange Act. Thereafter, each of BBU and Old BBUC expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the BBU Units and the Old BBUC Exchangeable Shares, respectively, and thereafter will cease to be subject to the reporting requirements of the Exchange Act (except for any obligation to file an annual report pursuant to Rule 12g-3(g) thereunder).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD BUSINESS CORPORATION

Date: March 27, 2026	By:	/s/ A.J. Silber
Name: A.J. Silber
Title: Managing Director and Corporate Secretary